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                           NEW YORK HEALTH CARE, INC

                        WARRANT TO PURCHASE COMMON STOCK

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE COMPANY, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS
AVAILABLE

                            EXERCISABLE ON OR BEFORE
                   5:00 P M , NEW YORK TIME, FEBRUARY 24, 2010

No  W-                                                            ____ Warrants


                           NEW YORK HEALTH CARE, INC


                               REDEEMABLE WARRANT

      1 This warrant certificate (the "Warrant Certificate") certifies that [ ] or registered assigns, is the registered holder of warrants to purchase, at any time until 5:00 P M New York City time on February 24, 2010 (the "Expiration Date"), up to [ ] fully-paid and non-assessable shares, subject to adjustment in accordance with Article 7 hereof (the "Warrant Shares"), of the common stock, par value per $ 01 share (the "Common Shares"), of New York Health Care, Inc , a New York corporation (the "Company"), subject to the terms and conditions set forth herein The warrants represented by this Warrant Certificate and any warrants resulting from a transfer or subdivision of the warrants represented by this Warrant Certificate shall sometimes hereinafter be referred to, individually, as a "Warrant" and, collectively, as the "Warrants " This Warrant Certificate is one of a series of Warrant Certificates being issued as part of a private offering (the "Private Placement") pursuant to the Company's Confidential Private Offering Memorandum, dated September 14, 2004, as amended and supplemented by Supplements No 1 and 2 thereto


      2 Exercise of Warrants Each Warrant is initially exercisable to purchase one Warrant Share at an initial exercise price of $0 78 per Warrant Share, subject to adjustment as set forth in Article 7 hereof, payable in cash or by check to the order of the Company, or any combination of cash or check Upon surrender of this Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (currently located at 1850 McDonald Avenue, Brooklyn, New York 11223) the registered holder hereof (the "Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased The purchase rights represented by this Warrant Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Common Shares) In the case of the purchase of less than all the Warrant Shares purchasable under this Warrant Certificate, the Company shall cancel this Warrant Certificate upon its surrender and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder


      3 Issuance of Certificates Upon the exercise of the Warrants and compliance by the holder thereof with all applicable securities laws and the conditions specified in the legend on the top of the first page of this Warrant, certificates for the Warrant Shares purchased pursuant to such exercise shall be issued without charge to the Holder, including, without limitation, any tax which may be payable in respect of such issuance, and such certificates shall (subject to the provisions of Article 4 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

      The Warrant Certificates and, upon exercise of the Warrants, the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of those officers required to sign such certificates under applicable law

      All Warrant Certificates shall bear and, upon exercise of the Warrants, in part or in whole, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

      "The securities represented by this certificate and/or the securities issuable upon exercise thereof have not been registered under the Securities Act of 1933, as amended ("Act"), and may not be offered or sold except (i) pursuant to an effective registration statement under the Act, (ii) to the extent applicable, pursuant to Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or (iii) upon the delivery by the holder to the Company of an opinion of counsel, reasonably satisfactory to counsel to the issuer, stating that an exemption from registration under such Act is available "


      4 Restriction on Transfer of Warrants The Holder of this Warrant Certificate, by its acceptance, covenants and agrees that the Warrants and the Warrant Shares issuable upon exercise of the Warrants are being acquired as an investment and not with a view to the distribution thereof and acknowledges that any transfer of this Warrant or exercise thereof can only be made after the Holder has executed such documents as demonstrates to the Company that such assignment or exercise is being made in compliance with applicable securities laws


      5 Registration Rights The Holder shall be entitled to all of the rights and subject to all of the obligations set forth in the Subscription Agreement between the Holder and the Company


      6  Price

      (a) Initial and Adjusted Exercise Price The initial exercise price of each Warrant shall be $0 78 per Warrant Share The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof

      (b) Exercise Price The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context


      7 Adjustments of Exercise Price, Redemption Target Price and Number of Warrant Shares

      (a) Dividends and Distributions In case the Company shall at any time after the date hereof pay a dividend in Common Shares or make a distribution in Common Shares, then upon such dividend or distribution, the Exercise Price and the Redemption Target Price (as hereinafter defined)in effect immediately prior to such dividend or distribution shall be reduced to a price determined by dividing an amount equal to the total number of Common Shares outstanding immediately prior to such dividend or distribution multiplied by the Exercise Price or the Redemption Target Price, as the case may be, in effect immediately prior to such dividend or distribution, by the total number of Common Shares outstanding immediately after such issuance or sale For purposes of any computation to be made in accordance with the provisions of this Section 7 a, the Common Shares issuable by way of dividend or distribution shall be deemed to have been issued immediately after the opening of business on the date following the date fixed for determination of stockholders entitled to receive such dividend or distribution

      (b) Subdivision and Combination In case the Company shall at any time subdivide or combine the outstanding Common Shares, the Exercise Price and the Redemption Target Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination

      (c) Adjustment in Number of Warrant Shares Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Warrant Shares issuable upon the exercise of each Warrant shall be adjusted to the next highest full Common Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price

      (d) Reclassification, Consolidation, Merger, etc In case of any reclassification or change of the outstanding Common Shares (other than a change in nominal value to no nominal value, or from no nominal value to nominal value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Common Shares, except a change as a result of a subdivision or combination of such shares or a change in nominal value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder were the owner of the Warrant Shares issuable upon exercise of the Warrants immediately prior to any such events at a price equal to the product of (i) the number of Warrant Shares issuable upon exercise of the Warrants and (ii) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrants

      (e) Determination of Outstanding Shares The number of Common Shares at any one time outstanding shall include the aggregate number of shares issued or issuable upon the exercise of outstanding options, rights and warrants and upon the conversion or exchange of outstanding convertible or exchangeable securities


      8 Exchange and Replacement of Warrant Certificates This Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender

      Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof


      9 Elimination of Fractional Interests The Company shall not be required to issue certificates representing fractions of Common Shares and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Common Shares


      10 Reservation of Shares The Company covenants and agrees that it will at all times reserve and keep available out of its authorized share capital, solely for the purpose of issuance upon the exercise of the Warrants, such number of Common Shares as shall be equal to the number of Warrant Shares issuable upon the exercise of the Warrants, for issuance upon such exercise, and that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder


      11 Notices to Warrant Holders Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

      (a) the Company shall take a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

      (b) the Company shall offer to all the holders of its Common Shares any additional Common Shares or other shares of capital stock of the Company or securities convertible into or exchangeable for Common Shares or other shares of capital stock of the Company, or any option, right or warrant to subscribe therefor;

      (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; or

      (d) the Company or an affiliate of the Company shall propose to issue any rights to subscribe for Common Shares or any other securities of the Company or of such affiliate to all the stockholders of the Company;

then, in any one or more of said events, the Company shall give written notice of such event at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale Such notice shall specify such record date or the date of closing the transfer books, as the case may be Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale


      12 Redemption of Warrants The Warrants are redeemable by the Company, in whole or in part, on not less than thirty (30) days' prior written notice (the "Notice Period") at a price of $ 01 per Warrant at any time; provided that (i) the average closing sale price (or the average of the closing bid and asked prices for any trading day on which no sales occur) of the Common Stock for any period of ten (10) consecutive trading days ending within 30 days prior to the day on which the Company gives notice of redemption (the "Call Date") is greater than $2 00 per share (subject to adjustment as provided in Article 6 hereof)(the "Redemption Target Price") and (ii) the Warrant Shares are publicly tradable during the entire Notice Period, pursuant to a registration statement filed with and declared and remaining effective by, the Securities and Exchange Commission under the Securities Act of 1933 Holders of the Warrants will have exercise rights until the close of business on the date fixed for redemption


      13 Notices All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when personally delivered, delivered by courier or sent by registered or certified mail (return receipt requested, postage prepaid), facsimile transmission or overnight courier:

      (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the Warrant register of the Company; or

      (b) If to the Company, to the address set forth in Article 1 of this Agreement or to such other address as the Company may designate by notice to the Holders


      14 Successors All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder


      15  Governing Law

      (a) Choice of Law This Warrant Certificate shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the substantive laws of the State of New York, without giving effect to the choice of laws rules thereof

      (b) Jurisdiction and Service of Process  The Company and the Holder each
(a) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant Certificate, or any other agreement entered into between the Company and the Holder pursuant to the Private Placement shall be instituted exclusively in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding The Company and the Holder each further agrees (a) to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (b) that service of process upon the Company mailed by certified mail to it at its address, or to the Holder at its address, shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding FURTHER, BOTH THE COMPANY AND THE HOLDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THE TERMS OF THIS WARRANT CERTIFICATE AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSSCLAIM ASSERTED IN ANY SUCH ACTION

      IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, as of this day of ____________ 2005


                                            NEW YORK HEALTH CARE, INC


                                            By:
                                               --------------------------------
                                                Name:
                                                Title:

                          FORM OF ELECTION TO PURCHASE

      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ________ Warrant Shares and herewith tenders in payment for such Warrant Shares cash or a check payable to the order of ________________ in the amount of $_________, all in accordance with the terms hereof The undersigned requests that a certificate for such Warrant Shares be registered in the name of ______________________, whose address is _____________________________________________________, and that such certificate be delivered to __________________, whose address is _________________-______ Unless noted to the contrary below, the undersigned hereby represents to the Company that the undersigned is an "accredited investor" within the meaning of Regulation D of the Securities Act of 1933


Dated:

                                             Signature:
                                                       ------------------------

                                             ----------------------------------
                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of the
                                             Warrant Certificate )


                                             ----------------------------------

                                             ----------------------------------
                                             (Insert Social Security or Other
                                             Identifying Number of Holder)

                               FORM OF ASSIGNMENT

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate )


      FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto

---------------------------------------------
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution

Dated:                     Signature:
        --------------               ------------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)


----------------------------------------


----------------------------------------
(Insert Social Security or Other
Identifying Number of Assignee)